UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

300 Crescent Court, Suite 1100

Dallas, TX 75201

 (Address of Principal Executive Offices)  (Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Institutional Class (RFIDX)

Investor Class (RFTDX)

ANNUAL REPORT

July 31, 2014

This Page Was Left Blank Intentionally

 RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2014 (UNAUDITED)

Dear Shareholder,

After pausing during the first three months of the 2014 calendar year, U.S. equities moved higher during the second quarter and reached a record high in early July 2014 before pulling back. Deconstructing the second half of the fiscal year ending July 31, 2014, we noticed that in March, April, May, and July, investors focused more on fundamentals and less on speculative pockets of the market. While these speculative companies experienced a partial valuation reset, companies with solid fundamentals outperformed. However, the focus on fundamentals has been short-lived thus far. In June 2014, investors reversed course, reminding us that these most aggressive pockets of the market had not completely relinquished their leadership. In our view, investors continued interest in more narrow areas such as biotech and technology reflect a desire for secular growth in an environment where macroeconomic growth remains below trend. In doing so, investors in many cases are forced to either pay significant valuation premiums for established businesses, or in some cases, align themselves with business models which are novel and untested.

As we move further along in the economic recovery, the debt ceiling, government shutdown, and fiscal drag have, in our opinion, all moved to the sidelines. However, investors seemingly continue to focus on the potential risks to the bull market rather than the potential opportunities. While such widespread anxiety is generally not a hallmark of a market top, it does not prevent the potential for a correction. The risk of rising inflation, an end to the Federal Reserve’s asset purchases, and the mid-term elections could all conspire to increase market volatility in the second half of the year, ushering in the market volatility that many market participants have expected.

With Ranger’s focus on high quality growth companies, disciplined valuation analysis, and risk management, the Ranger Small Cap strategy tends to outperform in most market environments, with the exception being a highly speculative market. This speculative type of market is characterized by low priced securities with little or no earnings and suspect capital structures making large percentage price moves. Recent examples of this type of environment were the fourth quarter of 2003, the second quarter of 2009, and most of 2013.

Ranger remains steadfast in positioning the portfolio prudently within each sector from both a fundamental and valuation perspective. During the fiscal year ending July 31, 2014, Ranger’s Small Cap Fund returned 4.2% net of fees, while its benchmark, the Russell 2000 Growth index, returned 8.9%. While the Fund lagged the Russell 2000 Growth index for the fiscal year, we attribute part of that relative outperformance to the speculative environment which rewarded lower quality stocks which the Fund was underweight relative to the benchmark.  This is evidenced by the outperformance of non-earning stocks in the benchmark. An additional drag on performance was the portfolio’s average cash balance of 3.2%. It should also be noted that nearly all of the underperformance for the past fiscal year occurred in the months of December 2013 and January 2014, where the market experienced a reversal in strength from consumer discretionary holdings, which had outperformed previously, combined with very strong

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2014 (UNAUDITED)

outperformance by the biotech industry.  Additionally, many key holdings across all sectors declined modestly during December 2013 and January 2014, which further contributed to the Fund’s relative underperformance.

We are optimistic about the opportunities for small cap stocks and the Fund given the broad list of positive developments in the macro economy. However, the success of this bull market has improved market sentiment to a level of ebullience that warrants very careful scrutiny of business outlooks and valuation levels. While leadership in the market last year was provided by lower quality companies (as measured by non-earnings and high debt levels), our experience indicates that quality attributes of earnings, clean balance sheets and strong returns are financial characteristics that not only provide more sustainable long term performance, but also provide better downside protection in more challenging market environments. Additionally, we remain mindful of valuation levels and adhere to our valuation practices on a daily basis. We remain devoted in our commitment to the Ranger investment process, which focuses on identifying high quality companies that differentiate themselves by having sustained opportunities to grow revenues and profits and generate strong returns.

We regularly review both our winners and losers to learn from our successes and failures. Eighteen months ago we implemented a stock tiering system that allowed us to reduce turnover in the Fund. Additionally, we made enhancements over the course of 2013 on how we overlay our tiering with positioning in the portfolio. We believe these enhancements will be most evident in performance once the market corrects in a more meaningful way. Over the course of 2013, corrections were narrow and short.  Thus far in 2014, market corrections have been more meaningful and the Fund has experienced much better relative performance during these pullbacks and with the higher volatility.

To reiterate, we remain focused on our bottom up research process, with a goal of understanding and measuring the strength of each company’s business outlook. We continue to believe that a focus on innovative companies that are experiencing growing demand for their products and services will lead to revenue growth, and in turn portfolio success. We see any meaningful pullback in the market as an opportunity to add to quality companies. While we dislike relative underperformance and continually strive to position the Fund in the best companies that represent our investment process, we also understand that there are environments that best showcase our positive differentiation and environments that prove to be more challenging.

It is fair to say that our focus on buying what we define to be quality growth companies at attractive valuations has led us to be more selective as stock prices have moved higher. Valuations have increased from the very low levels seen after the global financial crisis and are now somewhat elevated in comparison to historical averages. With these elevated valuation levels, we must be even more diligent in our selection process, and in our analysis of the stocks that compose your portfolio. However, we believe we are more likely to be in the middle of the business cycle as interest rates remain low, and valuations haven’t reached the extreme levels we would expect to see toward the end of a cycle. Investors should remember that many of the same factors that drove the market

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2014 (UNAUDITED)

higher over the past few years are still in place. These factors include low inflation and accommodative monetary policy around the globe, as well as improving economic data in the United States.

On top of these market factors, at the end of 2013 we believed that a significant amount of dry powder remained from potential asset allocation shifts from bonds to equities, which could help add to gains.  We continue to believe that the greatest source of the long-awaited great rotation into equities may not be the individual investor but the fiduciary that must reach certain actuarial assumptions that are difficult if not impossible to reach in a period of low interest rates. So far, there is little evidence that such thinking has started to meaningfully divert fresh money away from investments designed more to produce decent-if-unspectacular “risk-adjusted-returns” rather than “suffer the slings and arrows of outrageous fortune” that accompany the public markets. Still, if human nature is any guide, money eventually follows performance.

Despite these positive intermediate to longer term potential drivers of the equity markets, we believe that the combination of higher valuations and narrower leadership could provide a healthy period of market digestion. Whether this manifests as a pause, a pull back, or higher volatility, our focus on quality fundamentals and valuation should exhibit differentiation.

Conrad Doenges

Portfolio Manager

Ranger Small Cap Fund

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2014 (UNAUDITED)

Dear Shareholder,

The Ranger Quest for Income and Growth Fund rose 9.84% during the 12 months ended July 31, 2014.  This return is compared to a gain of 16.50% for the MSCI ACWI benchmark.  Nearly all of the underperformance took place from August 1 through December 31, 2013, which was a period of underperformance by nearly all yield oriented assets.  Top performers in 2013 were a combination of cyclical shares and growth shares, neither of which are the most attractive for the Fund given its objective and strategy.

The Fund’s strategy continues to invest globally in an array of equity securities which exhibit meaningful yield along with the potential for long term appreciation.  While the process may deviate from time to time, in virtually every case, the Fund’s portfolio manager selects equity securities in which the income portion of the return is expected to provide roughly half the total return from holding the security.  The Fund’s advisor believes that this strategy may provide an attractive set of risk return characteristics, most notably lower than average market volatility, relatively good performance in down markets, and long term outperformance.

In the past year, the Advisor has increased the portion of the Fund invested outside the U.S.  The primary reason is that the equity market in the U.S. has appreciated more than most global markets.  In some cases, the appreciation has been most pronounced in income oriented equities including telecom and consumer staples, in many cases making these shares unsuitable for investment by our metrics.

The challenge for advisors investing outside the U.S., of course, is that the economic recovery and the overall environment for growth are not as favorable.  In continental Europe, the economic recovery has stalled and there is concern about deflation, war and a possible return to recession.  In Japan, the economic growth remains slow.  Emerging markets globally have slowed since their sharp recovery after the financial crisis.  The risk, we believe, is that value oriented investors end up in “value trap” by purchasing shares which are statistically cheap but are unlikely to appreciate for the foreseeable future.  We believe that our strategy carries an advantage in that, if we have done our security analysis correctly, we earn a reasonable return while we wait for appreciation due to the current income portion of the overall return.

The prolonged period of low interest rates has caused investors to look beyond traditional investment grade bonds and blue chip stocks for income. This shift can be seen by the huge run up in high yield bonds, which now trade at levels where they provide, in our view, almost no yield premium to compensate investors for the increased risk they assume.  Emerging market debt is another place where investors have looked for yield.  In our view, yields are no longer attractive in this area either.  In the rush to purchase such shares, investors sometimes forget that emerging market bonds are often denominated in emerging market currencies, which may also become illiquid and volatile during a financial crisis.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2014 (UNAUDITED)

An extremely important part of this strategy, of course, is to accomplish the yield objective without taking undue portfolio risk.  In the current case, we believe we have achieved this goal by making full use of the flexibility inherent in the Fund’s mandate.  As mentioned above, we have looked overseas for high quality opportunities.  We have also made the determination that, in an environment where investors often “overpay for certainty”, the value within our universe may be better found in shares which offer attractive, but occasionally slightly less predictable dividends or distributions.  To paraphrase Warren Buffett, it is sometimes better to have a higher return which is slightly less regular, than a perfectly smooth but unattractively low return.

Bill Andersen

Portfolio Manager

Ranger Quest for Income and Growth Fund

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2014

	1 Year	Since Inception *	Ending Value
Ranger Small Cap Fund	4.17%	18.75%	$ 16,280
Russell 2000 Growth Index	8.93%	22.11%	$ 17,618

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception September 29, 2011

This chart assumes an initial investment of $10,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual operating expense ratio as provided in the Prospectus dated December 1, 2013, as revised April 3, 2014 was 1.35%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2014

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	9.84%	15.01%	$ 14,869
S&P 500 Index	16.94%	22.28%	$ 17,691
MSCI AC World Index	16.50%	17.84%	$ 15,928

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $10,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual operating expense ratio as provided in the Prospectus dated December 1, 2013, as revised April 3, 2014 was 1.10%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2014

	1 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	9.49%	8.15%	$ 10,948
S&P 500 Index	16.94%	18.07%	$ 12,117
MSCI AC World Index	16.50%	15.84%	$ 11,853

Cumulative Performance Comparison of $10,000 Investment Since Inception

13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Ranger Quest for Income and Growth Fund
S&P 500 Index
MSCI AC World Index
Jun-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14

* Inception June 4, 2013.

This chart assumes an initial investment of $10,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual operating expense ratio as provided in the Prospectus dated December 1, 2013, as revised April 3, 2014 was 1.35%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the underlying securities represented as a percentage of net assets.

Liabilities in Excess of Other Assets (0.84)%
Aerospace, 1.81%
Auto Parts, 1.19%
Back Office Support HR & Consutling, 3.63%
Banks: Diversified, 9.66%
Building: Roofing/Wallboard & Plumbing, 1.08%
Commercial Vehicles & Parts, 1.98%
Communications Technology, 1.64%
Computer Services Software & Systems 5.78%
Education Services, 1.52%
Electronic Components, 1.47%
Environmental Maint & Security Service, 1.39%
Foods, 4.87%
Health Care Management Services, 3.00%
Health Care Services, 4.88%
Machinery: Industrial, 3.13%
Medical & Dental Instruments & Supplies, 2.19%
Medical Services, 4.59%
Oil: Crude Producers, 5.30%
Pharmaceuticals, 8.84%
Restaurants, 5.54%
Scientific Instruments: Electrical, 3.21%
Securities Brokerage & Services, 1.89%
Semiconductors & Components, 4.36%
Specialty Retail, 5.09%
Telecommunications Equipment, 0.94%
Textiles Apparel & Shoes, 4.38%
Truckers, 2.28%
Short Term Investments, 5.20%

 RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors that the underlying securities represent, as a percentage of net assets.

Liabilities in Excess of Other Assets, (0.22)%
Aerospace & Defense, 2.86%
Airlines, 2.80%
Automobiles, 3.19%
Beverages, 2.93%
Capital Markets, 7.74%
Chemicals, 3.87%
Commercial Banks, 1.90%
Diversified Telecommunication Services, 16.10%
Energy Equipment & Services, 1.68%
Media, 2.44%
Multi-Utilities, 1.34%
Oil, Gas & Consumable Fuels, 8.82%
Pharmaceuticals, 3.01%
Thrifts & Mortgage Finance, 1.56%
Transportation Infrastructure, 1.48%
Wireless Telecommunication Services, 0.97%
Real Estate Investments Trust, 21.71%
Master Limited Partnerships & Publicly Traded Partnerships, 14.79%
Short Term Investments, 1.03%

 RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2014

Shares		Value

COMMON STOCKS - 95.64%

Aerospace - 1.81%
17,890	Wesco Aircraft Holdings, Inc. *	$ 339,015

Auto Parts - 1.19%
5,120	Dorman Products, Inc. *	222,106

Back Office Support HR & Consuting - 3.63%
16,440	Maximus, Inc.	679,958

Banks: Diversified - 9.66%
22,170	PrivateBancorp, Inc.	638,496
8,100	IberiaBank Corp.	531,441
8,690	Bank of the Ozarks, Inc.	267,391
6,210	Home Bancshares, Inc.	186,673
4,980	Pinnacle Financial Partners Inc. *	184,260
		1,808,261
Building: Roofing/Wallboard & Plumbing - 1.08%
7,340	Beacon Roofing Supply, Inc. *	202,878

Commercial Vehicles & Parts - 1.98%
27,150	Wabash National Corp. *	369,512

Communications Technology - 1.64%
17,170	Aruba Networks, Inc. *	306,656

Computer Services Software & Systems - 5.78%
24,110	KEYW Holdings Corp. *	315,841
7,010	Envestnet, Inc. *	305,706
8,380	Ellie Mae, Inc. *	240,674
4,110	SPS Commerce, Inc. *	219,269
		1,081,490
Education Services - 1.52%
4,451	Capella Education Co.	284,686

Electronic Components - 1.47%
11,940	Invensense, Inc. *	274,739

Environmental Maint & Security Service - 1.39%
9,940	Healthcare Services Group Inc.	259,832

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

Shares		Value

Foods - 4.87%
7,510	Treehouse Foods, Inc. *	$ 551,985
3,990	J&J Snack Foods Corp.	359,459
		911,444
Health Care Management Services - 3.00%
7,790	Centene Corp. *	561,581

Health Care Services - 4.88%
9,520	Air Methods Corp. *	478,380
9,710	Medidata Solutions, Inc. *	435,396
		913,776
Machinery: Industrial - 3.13%
3,720	Proto Labs, Inc. *	301,320
3,740	Chart Industries, Inc. *	284,427
		585,747
Medical & Dental Instruments & Supplies - 2.19%
10,706	Cantel Medical Corp.	358,972
1,169	Neogen Corp. *	51,039
		410,011
Medical Services - 4.59%
9,330	ICON Plc. ADR (Ireland) *	483,294
7,020	Parexel International Corp. *	375,991
		859,285
Oil: Crude Producers - 5.30%
17,230	Comstock Resources, Inc.	407,662
14,750	Matador Resources Co. *	398,840
3,416	PDC Energy, Inc. *	185,301
		991,803
Pharmaceuticals - 8.84%
20,960	Akorn, Inc. *	711,173
10,342	Lannett Co., Inc. *	347,595
15,468	Cambrex Corp. *	325,911
8,780	Prestige Brands Holdings, Inc. *	270,424
		1,655,103
Restaurants - 5.54%
21,910	Sonic Corp. *	452,441
6,280	Red Robin Gourmet Burgers, Inc. *	404,181
11,758	Krispy Kreme Doughnuts, Inc. *	180,015
		1,036,637
Scientific Instruments: Electrical - 3.21%
9,480	EnerSys, Inc.	601,316

* Non-income producing securities during the period.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

Shares		Value

Securities Brokerage & Services - 1.89%
6,298	MarketAxess Holdings, Inc.	$ 354,137

Semiconductors & Components - 4.36%
10,230	Silicon Laboratories, Inc. *	416,668
26,042	Applied Micro Circuits Corp. *	217,193
12,850	Ceva, Inc. *	182,855
		816,716
Specialty Retail - 5.09%
8,770	Asbury Automotive Group, Inc. *	592,238
7,080	Monro Muffler Brake, Inc.	359,593
		951,831
Telecommunications Equipment - 0.94%
13,664	Ruckus Wireless Inc. *	176,402

Textiles Apparel & Shoes - 4.38%
4,330	GIII Apparel Group, Ltd. *	336,311
8,497	Steven Madden Ltd. *	270,629
2,410	Deckers Outdoor Corp. *	213,309
		820,249
Truckers - 2.28%
9,353	SAIA, Inc. *	426,964

TOTAL FOR COMMON STOCKS (Cost $16,006,221) - 95.64%		$ 17,902,135

SHORT TERM INVESTMENTS - 5.20%
973,655	First American Government Obligation Fund 0.01% ** (Cost $973,655)	973,655

TOTAL INVESTMENTS (Cost $16,979,876) *** - 100.84%		$ 18,875,790

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.84)%		(156,619)

NET ASSETS - 100.00%		$ 18,719,171

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at July 31, 2014.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $17,002,726 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

         Gross Unrealized Gains (Tax)        $2,620,190

         Gross Unrealized Losses (Tax)          (747,127)

         Total                                               $1,873,063

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

July 31, 2014

Shares		Value

Common Stocks - 62.69%

Aerospace & Defense - 2.86%
17,210	Bae Systems Plc. ADR (United Kingdom)	$ 497,885

Airlines - 2.80%
8,753	Japan Airlines Co., Ltd. (Japan)	487,886

Automobiles - 3.19%
6,707	Daimler AG (Germany)	555,669

Beverages - 2.93%
1,035,603	Thai Beverage PCL (Thailand)	510,456

Capital Markets - 7.74%
15,988	Federated Investors, Inc.	451,181
25,970	Ares Capital Corporation	433,959
11,040	Apollo Global Markets, LLC.	289,910
8,762	Solar Capital Ltd.	172,611
		1,347,661
Chemicals - 3.87%

3,330	Lyondellbasell Industries NV (Netherlands)	353,813
6,970	Yara International ASA (Norway)	319,383
		673,196
Commercial Banks - 1.90%
4,248	Common Wealth Bank of Australia (Australia)	330,703

Diversified Telecommunication Services - 16.10%
499,140	HKT Trust & KLT, Ltd. (Hong Kong)	591,876
935	Swisscom AG-REG (Switzerland)	519,502
13,482	AT&T, Inc.	479,824
18,137	Telstra Corp. Ltd. ADR (Australia)	461,587
10,870	Belgacom SA (Belgium)	355,396
4,932	BCE, Inc. (Canada)	223,392
7,520	Telenor ASA *	173,309
		2,804,886
Energy Equipment & Services - 1.68%
6,253	Diamond Offshore Drilling, Inc.	292,578

* Non-income producing securities during the period.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

Shares		Value

Media - 2.44%
21,848	Regal Entertainment Group Class-A	$ 425,162

Multi-Utilities - 1.34%
44,800	Centrica Plc. (United Kingdom)	233,759

Oil, Gas & Consumable Fuels - 8.82%
8,073	Total SA (France)	519,789
22,215	Canadian Oil Sands Ltd. (Canada)	474,580
24,430	Ship Finance International Ltd.	444,626
1,140	Royal Dutch Shell ADR B Plc. (Netherlands)	98,200
		1,537,195
Pharmaceuticals - 3.01%
13,530	GlaxoSmithKline Plc. (United Kingdom)	328,197
1,860	Sanofi ADR (France)	195,787
		523,984
Thrifts & Mortgage Finance - 1.56%
12,710	Home Loan Servicing Solutions, Ltd.	271,994

Transportation Infrastructure - 1.48%
106,530	Sats Ltd. (Singapore)	256,997

Wireless Telecommunication Services - 0.97%
5,102	Vodafone Group Plc. ADR (United Kingdom)	169,488

TOTAL FOR COMMON STOCKS (Cost $9,992,300) - 62.69%		10,919,499

REAL ESTATE INVESTMENT TRUSTS - 21.71%
26,414	Starwood Property Trust, Inc.	623,370
17,952	Blackstone Mortgage Trust, Inc.	511,093
20,420	American Capital Agency Corp.	472,110
239,425	Ascendas Real Estate Investment Trust (Singapore)	447,111
18,603	Penny Mac Mortgage Investment Trust	398,290
33,110	Spirit Realty Capital, Inc.	383,083
7,751	Realty Income Corp.	333,681
2,150	Cofinimmo (Belgium)	266,728
4,826	National Retail Properties, Inc.	171,661
8,170	Lexington Realty Trust *	89,380
3,050	Select Income REIT Common Share	84,638

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $3,796,781) - 21.71%		3,781,145

* Non-income producing securities during the period.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2014

Shares		Value

MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS - 14.79%

Capital Markets - 2.83%
8,173	Oak Tree Capital Group, LLC.	$ 408,650
3,708	Kohlberg Kravis Roberts & Co.	84,987
		493,637
Oil, Gas & Consumable Fuels - 10.67%

12,552	Alliance Resources Partners, L.P.	630,236
8,783	Energy Transfer Partners, L.P.	489,564
7,097	Teekay LNG Partners, L.P.	304,036
5,011	TC Pipelines, L.P.	263,629
5,433	Cheniere Energy Partners, L.P.	170,433
		1,857,898
Electric Utilities - 1.29%
5,691	Brookfield Infrastructure Partners, L.P.	225,648

TOTAL FOR MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS ($2,352,295) - 14.79%		$ 2,577,183

SHORT TERM INVESTMENTS - 1.03%
179,237	First American Government Obligation Fund 0.00% ** (Cost $179,237)	179,237

TOTAL INVESTMENTS (Cost $16,320,613) *** - 100.22%		$ 17,457,064

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.22)%		(37,392)

NET ASSETS - 100.00%		$ 17,419,672

**Variable rate security; the coupon rate shown represents the yield at July 31, 2014.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $16,429,428 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

          Gross Unrealized Gains (Tax)        $1,717,068

          Gross Unrealized Losses (Tax)          (500,132)

          Total                                                $1,216,936

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2014

Assets:	Small Cap Fund	Quest for Income and Growth Fund
Investments in Securities, at Value (Cost $16,979,876 and $16,320,613)	$18,875,790	$17,457,064
Cash	1,000	-
Receivables:
Dividends and Interest	3	44,370
Securities Sold	26,800	-
Shareholder Subscriptions	17,975	-
Prepaid Expenses	2,450	13,025
Total Assets	18,924,018	17,514,459
Liabilities:
Payables:
Advisory Fees	8,664	541
Securities Purchased	169,829	-
Shareholder Redemptions	7,004	73,816
Distribution (12b-1) Fees	-	268
Other Expenses	19,350	20,162
Total Liabilities	204,847	94,787
Net Assets	$18,719,171	$17,419,672

Net Assets Consist of:
Paid In Capital	$15,730,445	$16,452,310
Accumulated Undistributed Net Investment Income (Loss)	-	(2,286)
Accumulated Realized Gain (Loss) on Investments	1,092,812	(166,803)
Unrealized Appreciation in Value of Investments	1,895,914	1,136,451
Net Assets, for 1,180,268 and 1,338,733 Shares Outstanding, respectively	$18,719,171	$17,419,672

Net Asset Value Per Share

Investor Class:

Net Assets		$ 1,718,006
Shares outstanding (unlimited number of shares authorized with no par value)		132,353
Net Asset Value, Redemption Price and Offering Price Per Share		$ 12.98

Institutional Class:

Net Assets	$18,719,171	$15,701,666
Shares outstanding (unlimited number of shares authorized with no par value)	1,180,268	1,206,380
Net Asset Value, Redemption Price and Offering Price Per Share	$ 15.86	$ 13.02

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2014

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund
Dividends (net of foreign withholding of $0 and $62,193, respectively)	$ 57,573	$ 960,934
Distributions received from Master Limited Partnerships	-	204,627
Interest	40	24
Total Investment Income	57,613	1,165,585

Expenses:
Advisory Fees (Note 4)	178,853	166,483
Distribution (12b-1) Fees - Investor Class	-	5,682
Audit Fees	14,889	14,889
Transfer Agent & Accounting Fees	31,636	36,777
Registration Fees	4,485	27,440
Custody Fees	5,735	17,813
Insurance Fees	5,395	5,004
Trustee Fees	3,632	3,632
Printing Fees	565	2,891
Miscellaneous Fees	3,625	4,864
Legal Fees	16,913	15,426
Total Expenses	265,728	300,901
Advisory Fees Waived (Note 4)	(68,990)	(112,088)
Net Expenses	196,738	188,813

Net Investment Income (Loss)	(139,125)	976,772

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	1,698,851	(317,723)
Capital Gains on Registered Investment Companies	-	9,335
Net Change in Unrealized Appreciation (Depreciation) on Investments	(909,365)	866,153
Net Realized and Unrealized Gain on Investments	789,486	557,765

Net Increase in Net Assets Resulting from Operations	$ 650,361	$ 1,534,537

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2014	7/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$(139,125)	$ (64,668)
Net Realized Gain (Loss) on Investments	1,698,851	(412,540)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(909,365)	3,007,358
Net Increase in Net Assets Resulting from Operations	650,361	2,530,150

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(125,661)	(155,933)
Total Distributions Paid to Shareholders	(125,661)	(155,933)

Capital Share Transactions (Note 5)	2,353,041	4,656,089

Total Increase in Net Assets	2,877,741	7,030,306

Net Assets:
Beginning of Period	15,841,430	8,811,124

End of Period (Including Undistributed Net Investment Income	$18,719,171	$15,841,430
of $0 and $0, respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2014	7/31/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 976,772	$ 324,034
Net Realized Gain (Loss) on Investments	(308,388)	83,292
Net Change in Unrealized Appreciation on Investments	866,153	66,613
Net Increase in Net Assets Resulting from Operations	1,534,537	473,939

Distributions to Shareholders:
Net Investment Income:
Investor Class	(117,310)	(10,358)
Institutional Class	(821,421)	(354,669)
Realized Gains	(117,528)	(35,159)
Total Distributions Paid to Shareholders	(1,056,259)	(400,186)

Capital Share Transactions (Note 5)	2,227,047	10,914,935

Total Increase in Net Assets	2,705,325	10,988,688

Net Assets:
Beginning of Period	14,714,347	3,725,659

End of Period (Including Undistributed Net Investment Income (Loss)	$ 17,419,672	$ 14,714,347
of $(2,286) and $15,049, respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended		Period Ended	*
	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 15.33	$ 12.90	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.13)	(0.08)	(0.10)
Net Gain on Securities (Realized and Unrealized)	0.77	2.73	3.01
Total from Investment Operations	0.64	2.65	2.91

Distributions:
Realized Gains	(0.11)	(0.22)	(0.01)
Total from Distributions	(0.11)	(0.22)	(0.01)

Net Asset Value, at End of Period	$ 15.86	$ 15.33	$ 12.90

Total Return ***	4.17%	21.01%	29.15%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 18,719	$ 15,841	$ 8,811
Before Waivers
Ratio of Expenses to Average Net Assets	1.49%	1.69%	2.29%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.16)%	(1.15)%	(2.00)%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.13%	1.25%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.78)%	(0.59)%	(0.95)%	(a)
Portfolio Turnover	79.29%	86.85%	92.21%	(b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended		Period Ended	*
	7/31/2014	7/31/2013	7/31/2012

Net Asset Value, at Beginning of Period	$ 12.61	$ 12.01	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.77	0.57	0.45
Net Gain on Securities (Realized and Unrealized)	0.46	0.77	1.68
Total from Investment Operations	1.23	1.34	2.13

Distributions:
Net Investment Income	(0.72)	(0.64)	(0.11)
Realized Gains	(0.10)	(0.10)	(0.01)
Total from Distributions	(0.82)	(0.74)	(0.12)

Net Asset Value, at End of Period	$ 13.02	$ 12.61	$ 12.01

Total Return ***	9.84%	11.40%	21.52%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,702	$ 11,984	$ 3,726
Before Waivers
Ratio of Expenses to Average Net Assets	1.74%	2.04%	4.85%	(a)
Ratio of Net Investment Income to Average Net Assets	5.29%	3.61%	1.18%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.10%	1.12%	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	5.93%	4.54%	4.84%	(a)
Portfolio Turnover	38.63%	46.45%	22.40%	(b)

* For the period September 29, 2011 (commencement of investment operations) through July 31, 2012.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not annualized for period of less than one year.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Year Ended	Period Ended	*
	7/31/2014	7/31/2013

Net Asset Value, at Beginning of Period	$ 12.65	$ 12.70

Income From Investment Operations:
Net Investment Income **	0.71	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.48	(0.05)
Total from Investment Operations	1.19	0.00

Distributions:
Net Investment Income	(0.76)	(0.05)
Realized Gains	(0.10)	-
Total from Distributions	(0.86)	(0.05)

Net Asset Value, at End of Period	$ 12.98	$ 12.65

Total Return ***	9.49%	(0.02)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,718	$ 2,731
Before Waivers
Ratio of Expenses to Average Net Assets	2.24%	2.17%	(a)
Ratio of Net Investment Income to Average Net Assets	4.57%	1.81%	(a)
After Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.35%	(a)
Ratio of Net Investment Income to Average Net Assets	5.45%	2.63%	(a)
Portfolio Turnover	38.63%	46.45%	(b)

* For the period June 4, 2013 (launch of share class) through July 31, 2013.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends. Not annualized for period of less than one year.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2014

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of four series:  Ranger Small Cap Fund, Ranger Mid Cap Fund, Ranger International Fund, and Ranger Quest for Income and Growth Fund.  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”). The Ranger Mid Cap Fund and Ranger International Fund are not currently available for sale.  Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term growth of capital.  Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Each Fund offers Institutional Class Shares and Investor Class Shares.  Currently, the Small Cap Fund has not issued Investor Class shares. The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (the “Small Cap Adviser”) and Ranger International Management, L.P, (the “Income and Growth Adviser”) serve as investment advisers (the “Advisers”) to Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  All costs incurred by the Fund in connection with its organization have been advanced by the Small Cap Adviser and the Income and Growth Adviser and are subject to recoupment as described in Note 4. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund were treated as deferred charges until operations commenced and thereafter were amortized using the straight line method.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended July 31, 2014, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2014, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The first-in first-out method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Reclassification of Capital Account: GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Share valuation: The net asset value per share of each class of shares for Small Cap and Income and Growth are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap and Income and Growth is equal to the net asset value per share.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agency and Service Agreement, MSS will provide all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2014, the Small Cap Fund and the Income and Growth Fund incurred $31,636 and $36,777 in Transfer Agent and Accounting fees, respectively.  At July 31, 2014, the Small Cap Fund and the Income and Growth Fund owed $2,625 and $3,058 in Transfer Agent and Accounting fees, respectively.

12b-1 Plan and Distribution Agreement: The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay its distributor for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Classes of the Funds are not subject to a 12b-1 fee.    Under the Plan, the Trust may engage in any activities related to the distribution of each Fund's shares.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Rafferty Capital Markets, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.

The Trust and the advisers are not affiliated with the Distributor.

For the year ended July 31, 2014, the Income and Growth Fund accrued $5,682 in distribution fees.  At July 31, 2014 the Income and Growth Fund owed $268 in distribution fees.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

The Income and Growth Fund may invest in master limited partnership interests ("MLPs").  MLPs are limited partnerships, the interests in which (known as "units").  MLP units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  These securities will be classified as Level 1 of the value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized as Level 2.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 17,902,135	$ -	$ -	$ 17,902,135
Short-Term Investments:
First American Gov't Obligation Fund Class Z	973,655	-	-	973,655
Total	$ 18,875,790	$ -	$ -	$ 18,875,790

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 10,919,499	$ -	$ -	$ 10,919,499
Real Estate Investment Trusts	3,781,145	-	-	3,781,145
Master Limited Partnerships & Publicly Traded Partnerships	2,577,183	-	-	2,577,183
Short-Term Investments:
First American Gov't Obligation Fund Class Z	179,237	-	-	179,237
Total	$ 17,457,064	$ -	$ -	$ 17,457,064

Neither Fund held any Level 2 or Level 3 assets during the year ended July 31, 2014.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  Neither Fund had transfers into or out of Level 2 or Level 3 during the year ended July 31, 2014.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 31, 2014.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) with the Trust, the Small Cap Adviser and the Income and Growth Adviser are entitled to investment advisory fees, computed daily and payable monthly of 1.0% per annum of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  For the year ended July 31, 2014, the Advisers earned $178,853 and $166,483 from the Small Cap Fund and Income and Growth Fund, respectively.  For the year ended July 31, 2014, the Advisers waived $68,990 and $112,088 in expenses from the Small Cap Fund and Income and Growth Fund, respectively.  At July 31, 2014, the Advisers were owed $8,664 and $541 from the Small Cap Fund and Income and Growth Fund, respectively.

The Small Cap Adviser and the Income and Growth Adviser have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby they have agreed to waive fees with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2014.  The Small Cap Adviser and the Income and Growth Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2014, the Adviser is able to recapture $176,694 in expenses pursuant to the Expense Limitation

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

 Agreement for the Small Cap Fund. As of July 31, 2014, the Adviser is entitled to recapture $228,517 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund
July 31, 2012	July 31, 2015	$46,094	$48,962
July 31, 2013	July 31, 2016	$61,610	$67,467
July 31, 2014	July 31, 2017	$68,990	$112,088

As mentioned in Note 1, the Small Cap Adviser and the Income and Growth Adviser have paid offering costs in the amount of $3,510 ($1,755 per Fund) to be reimbursed by the respective Funds.

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 5. Capital Share Transactions

At July 31, 2014, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund and the Income and Growth Fund).  Paid in capital for the year end July 31, 2014 amounted to $15,730,445 and $16,452,310 for the Small Cap Fund and Income and Growth Fund, respectively.  The following table summarizes transactions in capital for the years ended July 31, 2014 and July 31, 2013:

Small Cap Fund	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	244,714	$ 3,942,395	398,535	$ 5,322,053
Shares reinvested	3,389	56,188	1,872	22,595
Shares redeemed	(100,999)	(1,645,542)	(50,430)	(688,559)
Net increase	147,104	$ 2,353,041	349,977	$ 4,656,089

Income and Growth Fund – Investor Class	Year Ended July 31, 2014		Period Ended July 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	19,782	$ 256,571	226,478	$ 2,873,806
Shares reinvested	10,367	135,331	819	10,358
Shares redeemed	(113,689)	(1,478,445)	(11,404)	(145,681)
Net increase (decrease)	(83,540)	$(1,086,543)	215,893	$ 2,738,483

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

Income and Growth Fund – Institutional Class	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	397,478	$ 5,156,402	661,078	$ 8,441,002
Shares reinvested	65,781	859,240	30,639	381,964
Shares redeemed	(207,197)	(2,702,052)	(51,614)	(646,514)
Net increase	256,062	$ 3,313,590	640,103	$ 8,176,452

The Small Cap Fund has not issued Investor Class shares.

Note 6. Investments

Small Cap Fund

For the year ended July 31, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $15,701,976 and $13,717,360, respectively. For federal income tax purposes, as of July 31, 2014, the gross unrealized appreciation for all securities totaled $2,620,190 and the gross unrealized depreciation for all securities totaled $747,127, for a net unrealized appreciation of $1,873,063.  The aggregate cost of securities for federal income tax purposes at July 31, 2014, was $17,002,726.

Permanent differences accounted for during the year ended July 31, 2014 result from differences between book and tax accounting for the characterization of the write-off of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

		Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital

Small Cap Fund	Year Ended July 31, 2014	139,125	-	(139,125)

Income and Growth Fund

For the year ended July 31, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $8,227,264 and $6,268,712, respectively. For federal income tax purposes, as of July 31, 2014, the gross unrealized appreciation for all securities totaled $1,717,068 and the gross unrealized depreciation for all securities totaled $500,132, for a net unrealized appreciation of $1,216,936.  The aggregate cost of securities for federal income tax purposes at July 31, 2014, was $16,429,428.

Permanent differences accounted for during the year ended July 31, 2014 result from differences between book and tax accounting for the characterization of the MLP income as well as a distribution in excess of Net investment Income. Such amounts have been reclassified as follows:

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

		Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital
Quest for Income and Growth Fund	Year Ended July 31, 2014	(55,376)	183,691	(128,315)

Note 7. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2014, a long-term capital gain distribution of $0.11473 per share was paid on 12/27/2013, for shareholders on record as of 12/26/2013, for a total distribution of $125,661.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Capital Gain

$ 125,661

During the fiscal year ended July 31, 2013, a short-term capital gain distribution of $0.2202 per share was paid on 12/27/2012, for shareholders on record as of 12/26/2012, for a total distribution of $155,933.

The tax character of distributions paid during the year ended July 31, 2013 was as follows:

Ordinary Income                $155,933

As of July 31, 2014, for tax purposes the Small Cap Fund’s undistributed net investment income was $0 and its undistributed realized loss (“capital loss carryforward”) on investments was $55,791. The Small Cap Fund used capital loss carry forwards from prior periods of $39,196. Additionally, the Small Cap Fund has elected to defer post October capital losses of $67,374, and its accumulated net realized gain on investments is $1,183,036.

Income and Growth Fund

Investor Class

During the year ended July 31, 2014, an ordinary income distribution of $0.1290 per share was paid on 10/31/2013, for shareholders on record as of 10/30/2013, for a total distribution of $26,198. A short-term capital gain distribution of $0.02277 per share, a long-term capital gain distribution of $0.0718 per share, and an ordinary income distribution of $0.04015 per share were paid on 12/27/2013, for shareholders on record as of 12/26/2013, for a total distribution of $25,672. An ordinary income distribution of $0.02302 per share was paid on 1/31/2014, for shareholders on record as of 1/30/2014, for a total distribution of $4,099.  An ordinary income distribution of $0.43204 per share

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

was paid on 4/30/2014, for shareholders on record as of 4/29/2014, for a total distribution of $61,268.  An ordinary income distribution of $0.138 per share was paid on 7/30/2014, for shareholders on record as of 7/29/2014, for a total distribution of $18,095.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Ordinary Income

$   121,649

Capital Gain

$     13,682

During the period ended July 31, 2013, an ordinary income distribution of $0.0480 per share was paid on 7/31/2013, for shareholders on record as of 7/30/2013, for a total distribution of $10,358.

The tax character of distributions paid during the period ended July 31, 2013 was as follows:

Ordinary Income

$   10,358

Institutional Class

During the year ended July 31, 2014, an ordinary income distribution of $0.1298 per share was paid on 10/31/2013, for shareholders on record as of 10/30/2013, for a total distribution of $128,334. A short-term capital gain distribution of $0.02277 per share, a long-term capital gain distribution of $0.0718 per share, and an ordinary income distribution of $0.04738 per share were paid on 12/27/2013, for shareholders on record as of 12/26/2013, for a total distribution of $149,360. An ordinary income distribution of $0.02558 per share was paid on 1/31/2014, for shareholders on record as of 1/30/2014, for a total distribution of $29,696.  An ordinary income distribution of $0.3787 per share was paid on 4/30/2014, for shareholders on record as of 4/29/2014, for a total distribution of $446,488.  An ordinary income distribution of $0.13915 per share was paid on 7/30/2014, for shareholders on record as of 7/29/2014, for a total distribution of $167,049.

The tax character of distributions paid during the year ended July 31, 2014 was as follows:

Ordinary Income

$ 845,380

Capital Gain

$   75,548

During the fiscal year ended July 31, 2013, a short-term capital gain distribution of $0.0921 per share, a long-term capital gain distribution of $0.0073 per share, and an ordinary income distribution of $0.3553 per share were paid on 12/27/2012, for shareholders on record as of 12/26/2012, for a total distribution of $160,833.  An ordinary income distribution of $0.1877 per share, was paid on 4/30/2013, for

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2014

shareholders on record as of 4/29/2013, for a total distribution of $140,346.  An ordinary income distribution of $0.0943 per share was paid on 7/31/2013, for shareholders on record as of 7/30/2013, for a total distribution of $88,649.

The tax character of distributions paid during the fiscal year ended July 31, 2013 was as follows:

Ordinary Income

$ 387,246

Capital Gain

$     2,582

As of July 31, 2014, for tax purposes Income and Growth Fund’s undistributed net investment income was $0 and its undistributed realized loss (“capital loss carryforward”) on investments was $0. These capital loss carryforward amounts have no expiration. The Income & Growth Fund has elected to defer post October capital losses of $193,782.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act.  As of July 31, 2014, R E Smith Sub S Trust, held approximately 51.30% and National Financials Services, LLC held approximately 28.44% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2014, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 70.10% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 10. Change in Service Provider

On June 30, 2014, KPMG LLP (”KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for the Trust. As a result of this transaction, effective June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Trust. The Trust, by action of its Audit Committee, which was confirmed and approved by its Board of Directors, approved the engagement of KPMG as the independent registered public accounting firm for the Fund for the Fund’s fiscal year ended July 31, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Suite 3100

717 North Harwood Street

Dallas, TX 75201-6585

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Ranger Funds Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund (collectively, the “Funds”), each a series of Ranger Funds Investment Trust (the “Trust”), as of July 31, 2014, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. The financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the financial statements based on our audits. The accompanying statement of changes in net assets for the year ended July 31, 2013 and the financial highlights for the year ended July 31, 2013 and for the period September 29, 2011 (commencement of investment operations) through July 31, 2012 were audited by prior auditors whose report thereon dated September 20, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, each a series of Ranger Funds Investment Trust, as of July 31, 2014, the results of their operations, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas

September 26, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

EXPENSE ILLUSTRATION

JULY 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2014 through July 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2014	July 31, 2014	February 1, 2014 to July 31, 2014

Actual	$1,000.00	$994.98	$5.44
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2014 (UNAUDITED)

Ranger Quest for Income and Growth Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2014	July 31, 2014	February 1, 2014 to July 31, 2014

Actual	$1,000.00	$1,061.16	$6.90
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365.

Ranger Quest for Income and Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2014	July 31, 2014	February 1, 2014 to July 31, 2014

Actual	$1,000.00	$1,063.54	$5.63
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

TRUSTEES & OFFICERS

JULY 31, 2014 (UNAUDITED)

Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005); Director, Fiberforge Corp. (2000- 2013).	4	None
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	None
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001) and its affiliated investment advisers.	N/A	None
Thomas E. Burson Year of Birth: 1960	Chief Compliance Officer (since September 2011)	Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since 2004), and its affiliated investment advisers.	N/A	None
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002) and its affiliated investment advisers.	N/A	None

*  The Address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1600,  Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

TRUSTEES & OFFICERS (CONTINUED)

JULY 31, 2014 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Age	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
James F. McCain Year of Birth: 1951	Independent Trustee (since September 2011)	Retired (since 8/2014) Chief Compliance Officer, SteelPath Capital Management LLC and SteelPath Fund Advisors, LLC; Chief Compliance, SteelPath MLP Funds Trust (2010- 8/2014); Chief Compliance Officer, Brazos Capital Management; Chief Compliance Officer and Secretary, PineBridge Mutual Funds (2007–2010).	4	None
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdings (since 2007) (technology consulting).	4	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC (since 2009)(an investment advisory firm).	4	None

*  The Address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1600,  Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

RANGER QUEST FOR INCOME & GROWTH FUND

ADDITIONAL INFORMATION

JULY 31, 2014 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-866-458-4744.

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 0,000

FY 2013

$ 20,500

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 0,000

FY 2013

$ 7,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 0,000

FY 2013

$ 7,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ranger Funds Investment Trust

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 08, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 08, 2014

By /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 08, 2014